Long-term debt	12 Months Ended
Dec. 31, 2023
Borrowings [abstract]
Long-term debt [Text Block]

16. Long-term debt

	2023	2022
	$	$
Balance - January 1	147,950	410,435
Increase in revolving credit facility, net of discount on banker's acceptances	255,210	147,833
Repayment of revolving credit facility, net of discount on banker's acceptances	(207,528)	(113,120)
Repayment of convertible debentures (ii)	-	(300,000)
Mining equipment financings, net (iii)	-	5,076
Amortization of transaction costs	-	2,291
Accretion expense	-	4,427
Foreign exchange revaluation impact	(3,753)	149
Deconsolidation of Osisko Development (Note 29)	-	(9,141)
Balance - December 31	191,879	147,950

	December 31,	December 31,
	2023	2022
	$	$
Revolving credit facility (i)	192,099	150,000
Unamortized discount on banker's acceptances	(220)	(2,050)
Long-term debt, net	191,879	147,950
Current portion	-	-
Non-current portion	191,879	147,950
	191,879	147,950

(i) Revolving credit facility

A total amount of $550.0 million is available under the revolving credit facility (the "Facility"), with an additional uncommitted accordion of up to $200.0 million.

The Facility has a maturity date of September 29, 2026. The annual extension of the Facility and the uncommitted accordion are subject to acceptance by the lenders. The Facility is to be used for general corporate purposes and investments in the mineral industry, including the acquisition of royalty, stream and other interests. The Facility is secured by the Company's assets.

The Facility is subject to standby fees. Funds drawn bear interest based on the base rate, prime rate or secured overnight financing rate ("SOFR"), plus an applicable margin depending on the Company's leverage ratio. As at December 31, 2023, the effective interest rate on the drawn balance was 7.1%, including the applicable margin.

The Facility includes covenants that require the Company to maintain certain financial ratios, including the Company's leverage ratios and meet certain non-financial requirements. As at December 31, 2023, all such ratios and requirements were met.

(ii) Convertible debentures (2017)

In November 2017, the Company closed a bought deal offering of convertible senior unsecured debentures (the "Debentures") in an aggregate principal amount of $300.0 million (the "Offering"). The Offering was comprised of a public offering, by way of a short form prospectus, of $184.0 million aggregate principal amount of Debentures and a private placement offering of $116.0 million aggregate principal amount of Debentures. The Debentures bore interest at a rate of 4.0% per annum, payable semi-annually on June 30 and December 31 of each year. The Debentures were convertible at the holder's option into common shares of the Company at a conversion price equal to $22.89 per common share. The Debentures were fully repaid on maturity on December 31, 2022.

(iii) Mining equipment financings were related to acquisitions of equipment by Osisko Development that are financed by third parties. On September 30, 2022, the Company deconsolidated Osisko Development (Note 29).